Exhibit 99.1
     NEWS RELEASE

Contact:
Jennifer Grigas EMS Media Relations 770.595.2448 (t) grigas.j@ems-t.com www.ems-t.com
EMS Technologies to Explore Strategic Alternatives
2011 Annual Meeting Postponed
ATLANTA, April 19, 2011 — EMS Technologies, Inc. (NASDAQ: ELMG), a leading provider of wireless connectivity solutions over satellite and terrestrial networks, today announced that it has received inquiries from potentially interested acquirers and that its Board of Directors has determined to initiate a formal process to explore strategic alternatives. The Board will evaluate the existing inquiries and seek proposals from other potentially interested parties.
“As we’ve previously stated, our Board of Directors is committed to enhancing value for our shareholders and regularly reviews EMS’s strategic position and alternatives available to the Company. While we continue to believe that the successful execution of EMS’s strategic plan is creating significant value for our shareholders, given the level of interest recently shown in the Company, the Board believes it should establish a process to evaluate proposals from potentially interested parties.” said Jack Mowell, the Company’s Chairman.
In light of the decision to initiate this process, the Board of Directors also announced the postponement of the 2011 Annual Meeting of Shareholders from May 12, 2011 until June 30, 2011. Mr. Mowell said, “Postponing the Annual Meeting allows our Board, our Company and potentially interested parties to devote due attention to exploring strategic alternatives. Given the inquiries we have received, our Board believes it is in the best interests of all shareholders to conduct this process prior to holding the Annual Meeting.”
BofA Merrill Lynch is acting as the Company’s financial advisor and King & Spalding LLP and Kirkland & Ellis LLP are acting as the Company’s legal advisors.
The Company does not expect to disclose further information regarding the status of the process unless required by law. The Company emphasizes that there can be no assurance that the process will result in any transaction.
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About EMS Technologies
As one of the world’s leading providers of wireless connectivity solutions, EMS Technologies, Inc. keeps people and systems connected — on land, at sea, in the air or in space. EMS offers industry-leading technology to support Aero Connectivity and Global Resource Management markets though a broad range of cutting-edge satellite and terrestrial network products; ensuring that businesses, assets and people stay safely connected and enabling universal mobility, visibility and intelligence. EMS serves customers through operations in 12 countries.
www.ems-t.com
For more information, please contact:
Jennifer Grigas
EMS Media Relations
770.595.2448 (t)
grigas.j@ems-t.com
SOURCE: EMS Technologies
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Additional Information and Where to Find It
In connection with the proxy contest initiated by MMI Investments, L.P., EMS Technologies, Inc. (the “Company”) has filed a preliminary Proxy Statement for the 2011 Annual Meeting of Shareholders with the Securities and Exchange Commission (the “SEC”). Shareholders are urged to read the Proxy Statement, as well as other documents filed with the SEC, because they will contain important information. The definitive Proxy Statement will be mailed to shareholders of the Company. Shareholders may obtain free copies of these documents (when they are available) and other documents filed with the SEC at the Company’s website (www.ems-t.com) under the heading “Investor Relations”, at the SEC’s website (www.sec.gov), or by contacting the Company at (770) 729-6512. Shareholders should read carefully the definitive proxy statement and WHITE proxy card when they become available before making any voting decision.
Information Regarding Participants
The Company, its directors and certain of its officers and employees are participants in a solicitation of proxies in connection with the Company’s 2011 Annual Meeting of Shareholders. Information with respect to the identity of these participants in the solicitation and a description of their direct or indirect interest in the Company, by security holdings or otherwise, is contained in the preliminary Proxy Statement filed by the Company with the SEC on March 10, 2011. Shareholders may obtain free copies of this information at the Company’s website (www.ems-t.com) under the heading “Investor Relations,” the SEC’s website at (www.sec.gov), or by contacting the Company at (770) 729-6512 or 660 Engineering Drive, Norcross, Georgia 30092, Attention: Secretary. As of the date hereof, the Company’s directors, officer and employees who

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are participants collectively own an aggregate of: (1) 564,488 shares of common stock of the Company, including options that are currently exercisable or will be exercisable within 60 days, and (2) 61,193 nonvoting phantom-share units.
Forward-Looking Statements
Statements contained in this press release regarding the Company’s expectations for its financial results for 2011 and the potential for various businesses and products are forward-looking statements. Actual results could differ materially from those statements as a result of a wide variety of factors. Such factors include, but are not limited to economic conditions in the U.S. and abroad and their effect on capital spending in our principal markets; difficulty predicting the timing of receipt of major customer orders, and the effect of customer timing decisions on our results; our successful completion of technological development programs and the effects of technology that may be developed by, and patent rights that may be held or obtained by, competitors; U.S. defense budget pressures on near-term spending priorities; uncertainties inherent in the process of converting contract awards into firm contractual orders in the future; volatility of foreign currency exchange rates relative to the U.S. dollar and their effect on purchasing power by international customers, and on the cost structure of the our operations outside the U.S., as well as the potential for realizing foreign exchange gains and losses associated with assets and liabilities denominated in foreign currencies; successful resolution of technical problems, proposed scope changes, or proposed funding changes that may be encountered on contracts; changes in our consolidated effective income tax rate caused by the extent to which actual taxable earnings in the U.S., Canada and other taxing jurisdictions may vary from expected taxable earnings, changes in tax laws, and the extent to which deferred tax assets are considered realizable; successful transition of products from development stages to an efficient manufacturing environment; changes in the rates at which our products are returned for repair or replacement under warranty; customer response to new products and services, and general conditions in our target markets (such as logistics and space-based communications) and whether these responses and conditions develop according to our expectations; the increased potential for asset impairment charges as unfavorable economic or financial market conditions or other developments might affect the estimated fair value of one or more of our business units; the success of certain of our customers in marketing our line of high-speed commercial airline communications products as a complementary offering with their own lines of avionics products; the availability of financing for various mobile and high-speed data communications systems; risk that unsettled conditions in the credit markets may make it more difficult for some customers to obtain financing and adversely affect their ability to pay, which in turn could have an adverse impact on our business, operating results and financial condition; development of successful working relationships with local business and government personnel in connection with distribution and manufacture of products in foreign countries; the demand growth for various mobile and high-speed data communications services; our ability to attract and retain qualified senior management and other personnel, particularly those with key technical skills; our ability to effectively integrate our acquired businesses, products or technologies into our existing businesses and products, and the risk that any such acquired businesses, products or technologies do not perform as expected, are subject to undisclosed or unanticipated liabilities, or are otherwise dilutive to our earnings; the potential effects, on cash and results of discontinued operations, of final resolution of potential liabilities under warranties and representations that we made, and obligations assumed by purchasers, in connection with our dispositions of discontinued operations; the availability, capabilities and performance of suppliers of basic materials, electronic components and sophisticated subsystems on which we must rely in order to perform according to contract requirements, or to introduce new products on the desired schedule; uncertainties

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associated with U.S. export controls and the export license process, which restrict our ability to hold technical discussions with customers, suppliers and internal engineering resources and can reduce our ability to obtain sales from customers outside the U.S. or to perform contracts with the desired level of efficiency or profitability; our ability to maintain compliance with the requirements of the Federal Aviation Administration and the Federal Communications Commission, and with other government regulations affecting our products and their production, service and functioning; and costs associated with a recent announcement by one of shareholders that it intends to nominate four directors to our Board. Further information concerning relevant factors and risks are identified under the caption “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2010.

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